SECURITY NATIONAL FINANCIAL CORPORATION
                         5300 South 360 West, Suite 250
                           Salt Lake City, Utah 84123

                                 PROXY STATEMENT

                         Annual Meeting of Stockholders
                          To Be Held on October 4, 2001

                               GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Security National Financial Corporation (the "Company") for use at the Annual Meeting of Stockholders to be held on October 4, 2001, at 5300 South 360 West, Suite 250, Salt Lake City, Utah, at 11:30 a.m., Mountain Daylight Time, or at any adjournment or postponements thereof (the "Annual Meeting"). The shares covered by the enclosed Proxy, if such is properly executed and received by the Board of Directors prior to the meeting, will be voted in favor of the proposals to be considered at the Annual Meeting, and in favor of the election of the nominees to the Board of Directors (two nominees to be elected by the Class A common stockholders voting separately as a class and five nominees to be elected by the Class A and Class C common stockholders voting together) as listed unless such Proxy specifies otherwise, or the authority to vote in the election of directors is withheld. A Proxy may be revoked at any time before it is exercised by giving written notice to the Secretary of the Company at the above address. Stockholders may vote their shares in person if they attend the Annual Meeting, even if they have executed and returned a Proxy. This Proxy Statement and accompanying Proxy Card are being mailed to stockholders on or about September 4, 2001.

     Your vote is important. Please complete and return the Proxy Card so your shares can be represented at the Annual Meeting, even if you plan to attend in person.

     If a shareholder wishes to assign a proxy to someone other than the Directors' Proxy Committee, all three names appearing on the Proxy Card must be crossed out and the name(s) of another person or persons (not more than three) inserted. The signed card must be presented at the meeting by the person(s) representing the shareholder.

     The cost of this solicitation will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers, and regular employees, without additional compensation.

     The matters to be brought before the Annual Meeting are (1) to elect directors to serve for the ensuing year; (2) to ratify the appointment of Tanner + Co. as the Company's independent accountants for the fiscal year ending December 31, 2001; and (3) any other business as may properly come before the Annual Meeting.

                                VOTING SECURITIES

     Only holders of record of Common Stock at the close of business on August 20, 2001, will be entitled to vote at the Annual Meeting. As of June 30, 2001, there were issued and outstanding 3,874,566 shares of Class A Common Stock, $2.00 par value per share, and 5,762,729 shares of Class C Common Stock $.20 par value per share resulting in a total of 9,637,295 shares of both Class A and Class C Common Stock outstanding. A majority of the outstanding shares (4,818,649) of Class A and Class C Common Stock will constitute a quorum for the transaction of business at the meeting.


     The holders of each class of Common Stock of the Company are entitled to one vote per share. Cumulative voting is not permitted in the election of directors.

                     SECURITY NATIONAL FINANCIAL CORPORATION

                         5300 South 360 West, Suite 250
                           Salt Lake City, Utah 84123


                                 August 31, 2001







Dear Stockholder:

     On behalf of the Board of Directors, it is my pleasure to invite you to attend the Annual Meeting of Stockholders of Security National Financial Corporation (the "Company") to be held on October 4, 2001, at 11:30 a.m., Mountain Daylight Time, at 5300 South 360 West, Suite 250, Salt Lake City, Utah.

     The matters to be addressed at the meeting will include (1) the election of seven directors; (2) to ratify the appointment of Tanner + Co. as the Company's independent accountants for the fiscal year ending December 31, 2001 and (3) to report on the business activities of the Company and answer any stockholder questions.

     Your vote is very important. We hope you will take a few minutes to review the Proxy Statement and complete, sign, and return your Proxy Card in the envelope provided, even if you plan to attend the meeting. Please note that sending us your Proxy will not prevent you from voting in person at the meeting, should you wish to do so.

     Thank you for your support of Security National Financial Corporation. We look forward to seeing you at the Annual Stockholders Meeting.

                                Sincerely yours,

                                SECURITY NATIONAL
                                FINANCIAL CORPORATION


                                George R. Quist,
                                Chairman of the Board, President,
                                and Chief Executive Officer

                     SECURITY NATIONAL FINANCIAL CORPORATION

                         5300 South 360 West, Suite 250
                           Salt Lake City, Utah 84123




                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Security National Financial Corporation (the "Company"), a Utah corporation, will be held on October 4, 2001, at 5300 South 360 West, Suite 250, Salt Lake City, Utah, at 11:30 a.m., Mountain Daylight Time, to consider and act upon the following:

     1. To elect a Board of Directors consisting of seven directors (two directors to be elected exclusively by the Class A common stockholders voting separately as a class and the remaining five directors to be elected by the Class A and Class C common stockholders voting together) to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified;

     2. To ratify the appointment of Tanner + Co. as the Company's independent accountants for the fiscal year ending December 31, 2001;

          3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on August 20, 2001, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. A PROXY STATEMENT AND PROXY CARD ARE ENCLOSED HEREWITH. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE SO THAT YOUR SHARES MAY BE VOTED AT THE MEETING. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                               By order of the Board of Directors,


                               William C. Sargent
                               Senior Vice President and Secretary




Salt Lake City, Utah, August 31, 2001

     The Company's Articles of Incorporation provide that the Class A common stockholders and Class C common stockholders have different voting rights in the election of directors. The Class A common stockholders voting separately as a class will be entitled to vote for two of the seven directors to be elected (the nominees to be voted upon by the Class A stockholders separately consist of Messrs. H. Craig Moody and Scott M. Quist).

     The remaining five directors will be elected by the Class A and Class C common stockholders voting together (the nominees to be so voted upon consist of Messrs. Charles L. Crittenden, Robert G. Hunter, M.D, George R. Quist, William
C. Sargent and Norman G. Wilbur). For the other business to be conducted at the Annual Meeting, the Class A and Class C common stockholders will vote together, one vote per share. Class A common stockholders will receive a different form of Proxy than the Class C common stockholders.

                              ELECTION OF DIRECTORS

                                   Proposal 1

     There are three committees of the Board of Directors, which meet periodically during the year: the Audit Committee, the Compensation Committee, and the Executive Committee. The Board of Directors does not have a Nominating Committee.

     The Compensation Committee is responsible for recommending to the Board of Directors for approval the annual compensation of each executive officer of the Company and the executive officers of the Company's subsidiaries, developing policy in the areas of compensation and fringe benefits, contributions under the Employee Stock Ownership Plan, contribution under the 401(k) Retirement Savings Plan, granting of options under the stock option plans, and creating other employee compensation plans. The Compensation Committee consists of Messrs. Charles L. Crittenden, Norman G. Wilbur, and George R. Quist. During 2000, the Compensation Committee met on two occasions.

     The Audit Committee directs the auditing activities of the Company's internal auditors and outside public accounting firm and approves the services of the outside public accounting firm. The Audit Committee consists of Messrs. Charles L. Crittenden, H. Craig Moody, and Norman G. Wilbur. During 2000, the Audit Committee met on two occasions.

     The Executive Committee reviews Company policy, major investment activities and other pertinent transactions of the Company. The Executive Committee consists of Messrs. George R. Quist, Scott M. Quist, William C. Sargent, and H. Craig Moody. During 2000, the Executive Committee met on two occasions.

     During 2000, there were five meetings of the Company's Board of Directors.

     The Company's Bylaws provide that the Board of Directors shall consist of not less than three nor more than eleven members. The term of office of each director is for a period of one year or until the election and qualification of his successor. A director is not required to be a resident of the State of Utah but must be a stockholder of the Company.

     The size of the Board of Directors of the Company for the coming year is seven members. Unless authority is withheld by your Proxy, it is intended that the Common Stock represented by your Proxy will be voted for the respective nominees listed below. If any nominee should not serve for any reason, the Proxy will be voted for such person as shall be designated by the Board of Directors to replace such nominee. The Board of Directors has no reason to expect that any nominee will be unable to serve. There is no arrangement between any of the nominees and any other person or persons pursuant to which he was or is to be selected as a director. There is no family relationship between or among any of the nominees, except that Scott M. Quist is the son of George R. Quist.

The Nominees

     The nominees to be elected by the holders of Class A Common Stock are as follows:

        Name        Age     Director Since     Position(s) with the Company
    ------------    ---     ----------------   ----------------------------
   H. Craig Moody    47     September 1995     Director
   Scott M. Quist    47     May 1986           First Vice President, General
                                               Counsel, Treasurer and Director


     The nominees for election by the holders of Class A and Class C Common Stock, voting together, are as follows:

        Name             Age    Director Since    Position(s) with the Company
    ------------         ---   ----------------   ----------------------------
Charles L. Crittenden    81   October 1979         Director
Robert G. Hunter, M.D    41   October 1998         Director
George R. Quist          80   October 1979         Chairman of the Board,
                                                   President and Chief
                                                   Executive Officer
William C. Sargent       72   February 1980        Senior Vice President,
                                                   Secretary and Director
Norman G. Wilbur         62   October 1998         Director


     The following is a description of the business experience of each of the nominees and directors.

     George R. Quist has been Chairman of the Board of Directors, President and Chief Executive Officer of the Company since October 1979. Mr. Quist is also
Chairman of the Board, President and Chief Executive Officer of Southern Security Life Insurance Company and has served in these positions since December 1998. From 1946 to 1960, he was an agent, District Manager and Associate General Agent for various insurance companies. From 1960 to 1964, he was Executive Vice President and Treasurer of Pacific Guardian Life Insurance Company. Mr. Quist also served from 1981 to 1982 as the President of The National Association of Life Companies, a trade association of 642 life insurance companies, and from 1982 to 1983 as its Chairman of the Board. Mr. Quist also served on the Board of Directors of the National Alliance of Life Companies, an industry trade association, from 1992 to 1996.

     William C. Sargent has been Senior Vice President of the Company since 1980, Secretary since October 1993, and a director since February 1980. Prior to that time, he was employed by Security National Life as a salesman and agency superintendent. Mr. Sargent is also Senior Vice President, Secretary and a director of Southern Security Life Insurance Company and has served in these positions since December 1998.

     Scott M. Quist has been the Company's General Counsel since 1982, First Vice President since December 1990, Treasurer since October 1993, and a director since May 1986. From 1980 to 1982, Mr. Quist was a tax specialist with Peat, Marwick, Mitchell, & Co., in Dallas, Texas. From 1986 to 1991 he was a director of The National Association of Life Companies, a trade association of 642 insurance companies and its Treasurer until its merger with the American Council of Life Companies in 1991. Mr. Quist is a past member of the Board of Governors of the Forum 500 Section (representing small companies) of the American Council of Life Companies. Mr. Quist is the past President of the Utah Life Convention and past General Counsel of the Utah Funeral Directors' Association. Mr. Quist has also been a director since November 1993 of Key Bank of Utah, and is currently a director and immediate past president of the National Alliance of Life Companies, an industry trade association of over 200 life companies. Mr. Quist is also First Vice President, Treasurer, General Counsel and a director of Southern Security Life Insurance Company and has served in these positions since December 1998.

     Charles L. Crittenden has been a director of the Company since October 1979. Mr. Crittenden is also a director of Southern Security Life Insurance Company and has served in this position since December 1998. Mr. Crittenden has been sole stockholder of Crittenden Paint & Glass Company since 1958. He is also an owner of Crittenden Enterprises, a real estate development company, and Chairman of the Board of Linco, Inc.

     Robert G. Hunter, M.D. has been a director of the Company since October 1998. Dr. Hunter is also a director of Southern Security Life Insurance Company and has served in this position since December 1998. Dr. Hunter is currently a practicing physician in private practice. He received a B.S. degree from the University of Utah in 1982 and an M.D. degree from the University of Utah in 1987, and served his Internship in General Surgery at the University of Texas Health Science Center at San Antonio. Dr. Hunter created the State Wide E.N.T. Organization (Rocky Mountain E.N.T., Inc.) where he is currently a member of the Executive Committee. He is Chairman of Surgery at Cottonwood Hospital, a delegate to the Utah Medical Association, a delegate representing Utah to the American Medical Association, and a member of several medical advisory boards.

     H. Craig Moody has been a director of the Company since September 1995. Mr. Moody is also a director of Southern Security Life Insurance Company and has served in this position since December 1998. Mr. Moody is owner of Moody & Associates, a political consulting and real estate company. He is a former Speaker and Majority Leader of the House of Representatives of the State of Utah.

     Norman G. Wilbur has been a director of the Company since October 1998. Mr. Wilbur is also a director of Southern Security Life Insurance Company and has served in this position since December 1998. Mr. Wilbur worked for the regional offices of J.C. Penney Co., Inc. in budgeting and analysis. His positions with J.C. Penney Co. Inc. included Manager of Planning and Reporting. After 36 years with J.C. Penney's, Mr. Wilbur took an option of an early retirement in 1997. He is a past board member of a homeless organization in Plano, Texas.

Executive Officers

     The following table sets forth certain information with respect to the executive officers of the Company (the business biographies for the first three individuals are set forth above):

        Name             Age                      Title
  ________________     ______       _______________________________________
  George R. Quist1       80         Chairman of the Board, President and Chief
                                    Executive Officer
  Scott M. Quist1        47         First Vice President, General Counsel and
                                    Treasurer
  William C. Sargent     72         Senior Vice President and Secretary

     1George R. Quist is the father of Scott M. Quist.

     The Board of Directors of the Company has a written procedure which requires disclosure to the Board of any material interest or any affiliation on the part of any of its officers, directors or employees which is in conflict or may be in conflict with the interests of the Company.

     No director, officer or 5% stockholder of the Company or its subsidiaries, or any affiliate thereof has had any transactions with the Company or its subsidiaries during 2000 or 1999.

     Each of the directors of the Company are directors of Southern Security Life Insurance Company, which has a class of equity securities registered under the Securities Exchange Act of 1934, as amended. In addition, Scott M. Quist is a director of Key Bank of Utah.

     All directors of the Company hold office until the next annual meeting of stockholders, or until their successors have been elected and qualified.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth security ownership information of the Company's Class A and Class C Common Stock as of June 30, 2001, (i) for persons who own beneficially more than 5% of the Company's outstanding Class A or Class C Common Stock, (ii) each director of the Company, and (iii) for all executive officers and directors of the Company as a group.

                                           Class A                     Class C            Class A and Class C
                                         Common Stock                Common Stock            Common Stock
                                         ------------                ------------            ------------
                                   Amount                      Amount                       Amount
Name and Address of             Beneficially      Percent    Beneficially      Percent    Beneficially    Percent
Beneficial Owner                   Owned         of Class      Owned          of Class       Owned       of Class
-----------------                 -------        --------      -----          --------       -----       --------
George R. Quist (1)(2)
4491 Wander Lane
Salt Lake City, Utah 84124       146,899          3.8%        229,562           4.0%        376,461        3.9%

George R. and Shirley C
Quist Family
Partnership, Ltd.(6)
4491 Wander Lane
Salt Lake City, Utah 84124       343,740          8.9%      2,760,704          47.9%      3,104,444       32.2%

Employee Stock
Ownership Plan (4)
5300 S. 360 W., Suite 250
Salt Lake City, Utah 84123       553,322         14.3%      1,277,690          22.2%      1,831,012       19.0%

William C. Sargent (1)(2)(3)
4974 Holladay Blvd
Salt Lake City, Utah 84117       117,109          3.0%        168,934           2.9%        286,043        3.0%

Scott M. Quist (3)
7 Wanderwood Way
Sandy, Utah 84092                107,429          2.8%         73,156           1.3%        180,585        1.9%

Charles L. Crittenden
2334 Filmore Avenue
Ogden, Utah 84401                  1,725           *          197,140           3.4%        198,865        2.1%

Robert G. Hunter, M.D
2 Ravenwood Lane
Sandy, Utah 84092                  2,088           *             -0-             *            2,088          *

H. Craig Moody
1782 East Faunsdale Dr.
Sandy, Utah 84092                    680           *             -0-             *             680           *



                                            Class A                        Class C                 Class A and Class C
                                          Common Stock                   Common Stock                 Common Stock
                                          ------------                   ------------                 ------------
                                     Amount                         Amount                         Amount
Name and Address of              Beneficially      Percent       Beneficially    Percent       Beneficially   Percent
Beneficial Owner                     Owned        of Class          Owned        of Class          Owned     of Class
-----------------                   -------       --------          -----        --------          -----     --------
Norman G. Wilbur
2520 Horseman Drive
Plano, Texas 75025                    994             *              -0-           *              994            *

Associated Investors (5)
5300 S. 360 W. Suite 250
Salt Lake City, Utah 84123          76,345           2.0%           539,372       9.4%         615,717          6.4%

All directors and
executive officers
(7 persons)                        720,664          18.6%         3,429,496      59.5%       4,150,160         43.1%

*   Less than one percent

          (1) Does not include 553,322 shares of Class A Common Stock and 1,277,690 shares of Class C Common Stock owned by the Company's Employee Stock Ownership Plan (ESOP), of which George R. Quist and William C. Sargent are the trustees and accordingly, exercise shared voting and investment powers with respect to such shares.

          (2) Does not include 76,345 shares of Class A Common Stock and 539,372 shares of Class C Common Stock owned by Associated Investors, a Utah general partnership, of which these individuals are the managing partners and, accordingly, exercise shared voting and investment powers with respect to such shares.

          (3) Does not include 109,137 shares of Class A Common Stock owned by the Company's 401(k) Retirement Savings Plan, of which William C. Sargent, Scott M. Quist and George R. Quist are members of the Investment Committee and accordingly, exercise shared voting and investment powers with respect to such shares.

          (4) The trustees of the Employee Stock Ownership Plan (ESOP) are George R. Quist and William C. Sargent, who exercise shared voting and investment powers.

          (5) The managing partners of Associated Investors are George R. Quist and William C. Sargent, who exercise shared voting and investment powers.

          (6) This stock is owned by the George R. and Shirley C. Quist Family Partnership, Ltd., of which Mr. Quist is the general partner.

     The Company's officers and directors, as a group, own beneficially approximately 43.1% of the outstanding shares of the Company's Class A and Class C Common Stock.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Executive Officer Compensation

     The following table sets forth, for each of the last three fiscal years, the compensation received by George R. Quist, the Company's President and Chief Executive Officer, and all other executive officers (collectively, the "Named Executive Officers') at December 31, 2000, whose salary and bonus for all services in all capacities exceed $100,000 for the fiscal year ended December 31, 2000.

                                            Summary Compensation Table
                                       Annual Compensation                              Long-Term  Compensation
                       --------------------------------------        ----------------------------------------------------
                                                                                  Awards                   Payouts
                                                                     ----------------------------------------------------
                                                           Other
                                                          Annual     Restricted    Securities      Long-Term   All Other
                                                          Compen-       Stock      Underlying      Incentive   Compensa-
Name and Principal PositionYear    Salary($)  Bonus($) sation($) (2)  Awards($)  Options/SARs(#)   Payout($)  tion($) (3)
-------------------------------    ---------  -------- -------------  ---------  ---------------   ---------  -----------
George R. Quist (1)        2000    147,204     20,200       2,400         0         50,000             0        5,281
  Chairman of the Board,   1999    147,204     20,200       2,400         0         50,000             0       20,247
  President and Chief      1998    137,454     20,200       2,400         0         50,000             0       12,084
  Executive Officer

William C. Sargent         2000    147,798     17,325       4,500         0         45,000             0          637
  Senior Vice President,   1999    148,058     17,325       4,500         0         45,000             0       16,879
  Secretary and            1998    130,329     17,325       4,500         0         45,000             0        5,286
  Director

Scott M. Quist (1)         2000    140,400     18,770       7,200         0         35,000             0          637
 First Vice President,     1999    129,400     18,770       7,200         0         35,000             0       15,201
  General Counsel          1998    119,025     18,770       7,200         0         35,000             0        7,257
  Treasurer and Director


          (1) George R. Quist is the father of Scott M. Quist.

          (2) The amounts indicated under "Other Annual Compensation" for 2000 consist of payments related to the operation of automobiles by the Named Executive Officers. However, such payments do not include the furnishing of an automobile by the Company to George
               R. Quist, William C. Sargent and Scott M. Quist nor the payment of insurance and property taxes with respect to the automobiles operated by the Named Executive Officers.

          (3)  The amounts indicated under "All Other  Compensation"  consist of
               (a) amounts contributed by the Company into a trust for the benefit of the Named Executive Officers under the Employee Stock Ownership Plan (for fiscal 2000, such amounts were George R. Quist, $0; William C. Sargent, $0; and Scott M. Quist, $0); (b) matching contributions made by the Company pursuant to the 401(k) Retirement Savings Plan in which all matching contributions are invested in the Company's Class A Common Stock (for fiscal 2000, such amounts were George R. Quist, $0; William C. Sargent, $0; and Scott M. Quist, $0; (c) profit sharing contributions made by the Company pursuant to the 401(k) Retirement Savings Plan (for fiscal 2000, such amounts were George R. Quist, $0; William C. Sargent, $0; and Scott M. Quist, $0); (d) insurance premiums paid by the Company with respect to a group life insurance plan for the benefit of the Named Executive Officers (for fiscal 2000, $1,911 was paid for all Named Executive Officers as a group, or $637 each for George R. Quist, William C. Sargent and Scott M. Quist); and (e) life insurance premiums paid by the Company for the benefit of the family of George R. Quist ($4,644). The amounts under "All Other Compensation" do not include the no interest loan in the amount of $172,000 that the Company made to George R. Quist on April 29, 1998, to exercise stock options.

     The following table sets forth information concerning the exercise of options to acquire shares of the Company's Common Stock by the Named Executive Officers during the fiscal year ended December 31, 2000, as well as the aggregate number and value of unexercised options held by the Named Executive Officers on December 31, 2000.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

                                                          Number of Securities Underlying        Value of Unexercised
                                                             Unexercised Options/SARs        In-the-Money Options/SARs at
                                                              at December 31, 2000(#)            December 31, 2000($)
                                                              -----------------------            --------------------
                     Shares Acquired          Value
Name                  on Exercise(#)      Realized ($)      Exercisable     Unexercisable     Exercisable    Unexercisable
----                  --------------      ------------      -----------     -------------     -----------    -------------
George R. Quist             0                 0               173,781            $0           $        0          $0
William C. Sargent          0                 0               248,850            $0             $ 11,494          $0
Scott M. Quist              0                 0               132,673            $0           $        0          $0

Retirement Plans

     George R. Quist, who has been Chairman, President and Chief Executive Officer of the Company since 1979, has a Deferred Compensation Agreement, dated December 8, 1988, with the Company (the "Compensation Agreement"). This Compensation Agreement was amended effective January 2, 2001, to reflect the following benefits. The employment agreements between the Company and George R. Quist be amended to adjust for inflation in accordance with the United States Consumer Index commencing January 2, 2002, and for each year thereafter of the term of the agreement and that for the year 2001 the adjustment for his retirement is $60,000 per year instead of $50,000 per year. The agreements shall also be amended to provide his spouse, in the event of his pre-mature death, with health insurance coverage equivalent to that carried on executive personnel with the coverage for the entire period of the agreement. In the event of death of George R. Quist and his spouse prior to the expiration of the terms of the agreement, payments shall be paid to his estate or as otherwise directed by him in writing.

     The Compensation Agreement further provides that the Board of Directors may elect to pay the entire amount of deferred compensation in the form of a single lump-sum payment or other installment payments, so long as the term of such payments do not exceed 10 years. However, in the event Mr. Quist's employment with the Company is terminated for any reason other than retirement, death or disability, the entire deferred compensation shall be forfeited by him.

     William C. Sargent, who has been Senior Vice President of the Company since 1980, has a Deferred Compensation Agreement dated April 15, 1994, with the Company (the "Compensation Agreement"). This Compensation Agreement was amended effective January 2, 2001, to reflect the following benefits. The employment agreement between the Company and William C. Sargent be amended to adjust for inflation in accordance with the United States Consumer Index commencing January 2, 2002, and for each year thereafter of the term of the agreement and that for the year 2001 the adjustment for his retirement is $60,000 per year instead of $50,000 per year. The agreements shall also be amended to provide his spouse, in the event of his pre-mature death, with health insurance coverage equivalent to that carried on executive personnel with the coverage for the entire period of the agreement. In the event of death of William C. Sargent and his spouse prior to the expiration of the terms of the agreement, payments shall be paid to his estate or as otherwise directed by him in writing.

     The Compensation Agreement further provides that the Board of Directors may elect to pay the entire amount of deferred compensation in the form of a single lump-sum payment or other installment payments, so long as the term of such payments do not exceed 10 years. However, in the event Mr. Sargent's employment with the Company is terminated for any reason other than retirement, death or disability, the entire deferred compensation shall be forfeited by him.

Employment Agreement

     The Company maintains an employment agreement with Scott M. Quist. The agreement, which has a five-year term, was entered into in 1996, and renewed in 1997. Under the terms of the agreement, Mr. Quist is to devote his full time to the Company serving as the First Vice President, General Counsel, and Treasurer at not less than his current salary and benefits, and to include $500,000 of life insurance protection. In the event of disability, Mr. Quist's salary would be continued for up to five years at 50% of its current level. In the event of a sale or merger of the Company, and Mr. Quist were not retained in his current position, the Company would be obligated to continue Mr. Quist's current compensation and benefits for seven years following the merger or sale.

Director Compensation

     Directors of the Company (but not including directors who are employees) are paid a director's fee of $8,400 per year by the Company for their services and are reimbursed for their expenses in attending board and committee meetings. No additional fees are paid by the Company for committee participation or special assignments.

Employee 401(k) Retirement Savings Plan

     In 1995, the Company's Board of Directors adopted a 401(k) Retirement Savings Plan. Under the terms of the 401(k) Plan, effective as of January 1, 1995, the Company may make discretionary employer matching contributions to its employees who choose to participate in the Plan. The Plan allows the board to determine the amount of the contribution at the end of each year. The Board adopted a contribution formula specifying that such discretionary employer matching contributions would equal 50% of the participating employee's contribution to the Plan to purchase Company stock up to a maximum discretionary employee contribution of 1/2% of a participating employee's compensation, as defined by the Plan.

     All persons who have completed at least one year's service with the Company and satisfy other plan requirements are eligible to participate in the 401(k) plan. All Company matching contributions are invested in the Company's Class A Common Stock. The Company's matching contributions for 2000, 1999, and 1998 were approximately $0, $3,858, and $7,000, respectively. Also, the Company may contribute at the discretion of the Company's Board of Directors an Employer Profit Sharing Contribution to the 401(k) plan. The Employer Profit Sharing Contribution shall be divided among three different classes of participants in the plan based upon the participant's title in the Company. All amounts contributed to the plan are deposited into a trust fund administered by an independent trustee. The Company's contributions to the plan for 2000, 1999 and 1998, were $0, $130,958 and $0, respectively.

Employee Stock Ownership Plan

     Effective January 1, 1980, the Company adopted an employee stock ownership plan (the "Ownership Plan") for the benefit of career employees of the Company and its subsidiaries. The following is a description of the Ownership Plan, and is qualified in its entirety by the Ownership Plan, a copy of which is available for inspection at the Company's offices.

     Under the Ownership Plan, the Company has discretionary power to make contributions on behalf of all eligible employees into a trust created under the Ownership Plan. Employees become eligible to participate in the Ownership Plan when they have attained the age of 19 and have completed one year of service (a twelve-month period in which the employee completes at least 1,040 hours of service). The Company's contributions under the Ownership Plan are allocated to eligible employees on the same ratio that each eligible employee's compensation bears to total compensation for all eligible employees during each year. To date, the Ownership Plan has approximately 107 participants and had no contributions payable to the Plan in 2000. Benefits under the Ownership Plan vest as follows: 20% after the third year of eligible service by an employee, an additional 20% in the fourth, fifth, sixth and seventh years of eligible service by an employee.

     Benefits under the Ownership Plan will be paid out in one lump sum or in installments in the event the employee becomes disabled, reaches the age of 65, or is terminated by the Company and demonstrates financial hardship. The Ownership Plan Committee, however, retains discretion to determine the final method of payment. Finally, the Company reserves the right to amend or terminate the Ownership Plan at any time. The trustees of the trust fund under the Ownership Plan are Messrs. George R. Quist and William C. Sargent.

1993 Stock Option Plan

     On June 21, 1993, the Company adopted the Security National Financial Corporation 1993 Stock Incentive Plan (the "1993 Plan"), which reserves shares of Class A Common Stock for issuance thereunder. The 1993 Plan was approved at the annual meeting of the stockholders held on June 21, 1993. The 1993 Plan allows the Company to grant options and issue shares as a means of providing equity incentives to key personnel, giving them a proprietary interest in the Company and its success and progress.

     The 1993 Plan provides for the grant of options and the award or sale of stock to officers, directors, and employees of the Company. Both "incentive stock options," as defined under Section 422A of the Internal Revenue Code of 1986 (the "Code"), and "non-qualified options" may be granted pursuant to the 1993 Plan. The exercise prices for the options granted are equal to or greater than the fair market value of the stock subject to such options as of the date of grant, as determined by the Company's Board of Directors. The options granted under the 1993 Plan were to reward certain officers and key employees who have been employed by the Company for a number of years and to help the Company retain these officers by providing them with an additional incentive to contribute to the success of the Company.

     The 1993 Plan is to be administered by the Board of Directors or by a committee designated by the Board. The terms of options granted or stock awards or sales effected under the 1993 Plan are to be determined by the Board of Directors or its committee. The Plan provides that if the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend. No options may be exercised for a term of more than ten years from the date of grant.

     Options intended as incentive stock options may be issued only to employees, and must meet certain conditions imposed by the code, including a requirement that the option exercise price be no less than the fair market value of the option shares on the date of grant. The 1993 Plan provides that the exercise price for non-qualified options will be not less than at least 50% of the fair market value of the stock subject to such option as of the date of grant of such options, as determined by the Company's Board of Directors.

     The 1993 Plan has a term of ten years. The Board of Directors may amend or terminate the 1993 Plan at any time, subject to approval of certain modifications to the 1993 Plan by the shareholders of the Company as may be required by law or the 1993 Plan. On November 7, 1996, the Company amended the Articles of Incorporation as follows: (i) to increase the number of shares of Class A Common Stock reserved for issuance under the Plan from 300,000 Class A shares to 600,000 Class A shares; and (ii) to provide that the stock subject to options, awards and purchases may include Class C Common Stock.

     On October 14, 1999, the Company amended the 1993 Plan to increase the number of shares of Class A Common Stock reserved for issuance under the plan from 746,126 Class A shares to 1,046,126 Class A shares.

2000 Director Stock Option Plan

     On October 16, 2000, the Company adopted the 2000 Directors Stock Option Plan (the "Director Plan") effective November 1, 2000. The Director Plan provides for the grant by the Company of options to purchase up to an aggregate of 50,000 shares of Class A Common Stock for issuance thereunder. The Director Plan provides that each member of the Company's Board of Directors who is not an employee or paid consultant of the Company automatically is eligible to receive options to purchase the Company's Class A Common Stock under the Director Plan.

     Effective as of November 1, 2000, and on each anniversary date thereof during the term of the Director Plan, each outside director shall automatically receive an option to purchase 1,000 shares of Class A Common Stock. In addition, each new outside director who shall first join the Board after the effective date shall be granted an option to purchase 1,000 shares upon the date which such person first becomes an outside director and an annual grant of an option to purchase 1,000 shares on each anniversary date thereof during the term of the Director Plan. The options granted to outside directors shall vest in their entirety on the first anniversary date of the grant. The primary purposes of the Director Plan are to enhance the Company's ability to attract and retain well-qualified persons for service as directors and to provide incentives to such directors to continue their association with the Company.

     In the event of a merger of the Company with or into another company, or a consolidation, acquisition of stock or assets or other change in control transaction involving the Company, each option becomes exercisable in full, unless such option is assumed by the successor corporation. In the event the transaction is not approved by a majority of the "Continuing Directors" (as defined in the Director Plan), each option becomes fully vested and exercisable in full immediately prior to the consummation of such transaction, whether or not assumed by the successor corporation.

Report of the Audit Committee

     The Company has an Audit Committee consisting of three non-management directors, Charles L. Crittenden, H. Craig Moody, and Norman G. Wilbur. Each member of the Audit Committee is considered independent and qualified in accordance with applicable independent director and audit committee listing standards.

     The Company's Board of Directors has adopted a written charter for the Audit Committee and included such charter as an appendix to this Proxy Statement.

     During the year 2000, the Audit Committee met two times. The Audit Committee has met with management and discussed the Company's internal controls, the quality of the Company's financial reporting, the results of internal and external audit examinations, and the audited financial statements. In addition, the Audit Committee has met with the Company's independent auditors, Tanner + Co., and discussed all matters required to be discussed by the auditors with the Audit Committee under Statement on Auditing Standards No. 61 (communication with audit committees). The Audit Committee received and discussed with the auditors their annual written report on their independence from the Company and its management, which is made under Independence Standards Board Standard No. 1 (independence discussions with audit committees), and considered with the auditors whether the provision of financial information systems design and implementation and other non-audit services provided by them to the Company during 2000 was compatible with the auditors' independence.

     In performing these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company's management, which is responsible for the integrity of the Company's internal controls and its financial statements and reports, and the Company's independent auditors, who are responsible for performing an independent audit of the Company's financial statements in accordance with general accepted auditing standards and for issuing a report on these financial statements.

     Pursuant  to  the  reviews  and  discussions  described  above,  the  Audit
Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than 10% of any class of the Company's Common Stock to file reports of ownership and reports of changes of the Company's Common Stock. For fiscal 2000, Dr. Robert G. Hunter, a director of the Company, through an oversight, filed one late stock purchase transaction report covering four transactions; and Norman G. Wilbur, a director of the Company, through an oversight, filed one late stock purchase transaction report covering two transactions.

          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                                   Proposal 2

     The independent public accounting firm of Tanner + Co. has been the Company's independent accountants since December 31, 1999. The Audit Committee has recommended and the Board of Directors has appointed Tanner + Co. for purposes of auditing the consolidated financial statements of the Company for the fiscal year ending December 31, 2001. It is anticipated that representatives of Tanner + Co. will be present at the Annual Meeting and will be provided an opportunity to make a statement if they desire, and to be available to respond to appropriate questions.

     The Board of Directors recommends that stockholders vote "FOR" ratification of the appointment of Tanner + Co. as the Company's independent accountants for fiscal year ending December 31, 2001.

                AUDIT FEES, FINANCIAL INFORMATION SYSTEMS DESIGN
                   AND IMPLEMENTATION FEES AND ALL OTHER FEES


     Fees for the year 2000 annual audit and related quarterly reviews were approximately $93,000, and all other fees were approximately $-0-.

                                  OTHER MATTERS

     The Company knows of no other matters to be brought before the Annual Meeting, but if other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent in accordance with their judgment.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

     You are referred to the Company's annual report, including financial statements, for the fiscal year ended December 31, 2000. The annual report is incorporated in this Proxy Statement and is not to be considered part of the soliciting material. The Company will provide, without charge to each stockholder upon written request, a copy of the Company's Annual Report Form 10-K as filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2000. Such requests should be directed to Mr. William C. Sargent, Senior Vice President and Secretary, at P.O. Box 57250, Salt Lake City, Utah 84157-0250.

                 DEADLINE FOR RECEIPT OF STOCKHOLDER'S PROPOSALS
                   FOR ANNUAL MEETING TO BE HELD IN JUNE, 2002

     Any proposal by a stockholder to be presented at the Company's next Annual Meeting of Stockholders expected to be held in June, 2002, must be received at the offices of the Company, P.O. Box 57250, Salt Lake City, Utah 84157-0250, no later than March 31, 2002.

                                      By order of the Board of Directors,


                                      William C. Sargent
                                      Senior Vice President and Secretary

Salt Lake City, Utah, August 31, 2001

             PROXY - SECURITY NATIONAL FINANCIAL CORPORATION - PROXY
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                              CLASS C COMMON STOCK

     The undersigned Class C common stockholder of Security National Financial Corporation (the "Company") acknowledges receipt of the Notice of Annual Meeting of the Stockholders to be held on October 4, 2001, at 5300 South 360 West, Suite 250, Salt Lake City, Utah, at 11:30 a.m. Mountain Daylight Time, and hereby appoints Messrs. George R. Quist, Scott M. Quist and William C. Sargent, or any of them, each with full power of substitution, as attorneys and proxies to vote all the shares of the undersigned at said Annual Meeting of Stockholders and at all adjournments or postponements thereof, hereby ratify and confirm all that said attorneys and proxies may do or cause to be done by virtue hereof. The above-named attorneys and proxies are instructed to vote all of the undersigned's shares as follows:

     1. To elect five of the seven directors to be voted upon by Class A and Class C common stockholders together:

           [ ] FOR all nominees listed below (except as marked to the contrary below)
           [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.

(INSTRUCTION: to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below.)

            Charles L. Crittenden, Robert G. Hunter, M.D., George R. Quist
                    William C. Sargent and Norman G. Wilbur

     2. To ratify the appointment of Tanner + Co. as the Company's independent accountants for the fiscal year ending December 31, 2001;

                          [  ]  FOR                  [ ]  AGAINST

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2.

Dated                                                 , 2001

------------------------------------------------------------------------
Signature of Stockholder

------------------------------------------------------------------------
Signature of Stockholder

Please sign your name exactly as it appears on your share certificate. If shares are held jointly, each holder should sign. Executors, trustees, and other fiduciaries should so indicate when signing. Please sign, date, and return this Proxy Card immediately.

NOTE: Securities dealers or other representatives please state the number of shares voted by this Proxy.

             PROXY - SECURITY NATIONAL FINANCIAL CORPORATION - PROXY
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                              CLASS A COMMON STOCK

     The undersigned Class A common stockholder of Security National Financial Corporation (the "Company") acknowledges receipt of the Notice of Annual Meeting of the Stockholders to be held on October 4, 2001, at 5300 South 360 West, Suite 250, Salt Lake City, Utah, at 11:30 a.m., Mountain Daylight Time, and hereby appoints Messrs. George R. Quist, Scott M. Quist and William C. Sargent, or any of them, each with full power of substitution, as attorneys and proxies to vote all the shares of the undersigned at said Annual Meeting of Stockholders and at all adjournments or postponements thereof, hereby ratify and confirming all that said attorneys and proxies may do or cause to be done by virtue hereof. The above-named attorneys and proxies are instructed to vote all of the undersigned's shares as follows:

     1. To elect two directors to be voted upon by Class A common stockholders voting separately as a class:

          [ ] FOR all nominees listed below (except as marked to the contrary below)
          [ ] WITHHOLD AUTHORITY to vote for all nominees listed below

(INSTRUCTION: to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below.)

                        H. Craig Moody and Scott M. Quist

     2. To elect the remaining five directors to be voted upon by Class A and Class C common stockholders together:

          [ ] FOR all nominees listed below (except as marked to the contrary below)
          [ ] WITHHOLD AUTHORITY to vote for all nominees listed below

(INSTRUCTION: to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below.)

         Charles L. Crittenden, Robert G. Hunter, M.D., George R. Quist
                    William C. Sargent and Norman G. Wilbur

     3. To ratify the appointment of Tanner + Co. as the Company's independent accountants for the fiscal year ending December 31, 2001;

                     [  ]  FOR                 [ ]  AGAINST

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSALS 1 and 2 ABOVE AND FOR PROPOSAL 3.

Dated                                    , 2001
------------------------------------------------------------------------

Signature of Stockholder

------------------------------------------------------------------------
Signature of Stockholder

Please sign your name exactly as it appears on your share certificate. If shares are held jointly, each holder should sign. Executors, trustees, and other fiduciaries should so indicate when signing. Please sign, date, and return this Proxy Card immediately.

NOTE: Securities dealers or other representatives please state the number of shares voted by this Proxy.

                                                                        ANNEX A

                                     CHARTER
                                     OF THE
                                 AUDIT COMMITTEE
                                     OF THE
                               BOARD OF DIRECTORS

                     SECURITY NATIONAL FINANCIAL CORPORATION

                              Adopted June 13, 2000


I.   Purpose

     The  Purpose  of the  Audit  Committee  (the  "Committee")  of the Board of
Directors (the "Board") of Security National Financial Corporation (the "Company") is to assist the Board in fulfilling its statutory and fiduciary oversight responsibilities relating to the Company's financial accounting, reporting and controls. The Committee's principal functions are to:

     (a) Monitor the periodic reviews of the adequacy of the accounting and financial reporting processes and systems of internal control that are conducted by the Company's independent auditors, and the Company's financial and senior management.

     (b) Review and evaluate the independence and performance of the Company's independent auditors.

     (c) Facilitate communication among the Company's independent auditors, the Company's financial and senior management, and the Board.

     (d) Exercise an active oversight role with respect to the internal audit function.

     The Committee will fulfill these functions primarily by carrying out the activities enumerated in Part IV of this charter. In order to serve these functions, the Committee shall have unrestricted access to Company personnel and documents, and shall have authority to direct and supervise an investigation into any matters within the scope of its duties, including the power to retain outside counsel in connection with any such investigation.

     While the Audit Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the Company's independent auditors. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and its independent auditors or to assure compliance with laws and regulations and the Company's policies and procedures.

II.   Membership

     All members of the Committee will be appointed by, and shall serve at the discretion of, the Board. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the Committee membership.

     As of the date this charter is adopted and until June 13, 2001, the Committee shall consist of at least two members of the Board. At least a majority of the members shall be persons who are not officers or employees of the Company or any subsidiary and who do not have any other relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. As of June 14, 2001, the Committee shall consist of three or more members of the Board, with the exact number being determined by the Board. Each member of the Committee shall be 'independent' as defined by the rules of The Nasdaq Stock Market, as they may be amended from time to time (the "Rules"), except as otherwise permitted by such Rules. Each member of the Committee shall have the ability to read and understand fundamental financial statements (or become able to do so within a reasonable time after joining the Committee) and at least one member shall have prior experience in accounting, financial management or financial oversight, as required by the Rules.

III.       Meetings

     Meetings of the Committee shall be held from time to time as determined by the Board. The Committee should periodically meet with the independent auditors out of the presence of management about internal controls, the fullness and accuracy of the Company's financial statements and any other matters that the Committee or these groups believe should be discussed privately with the Committee. The Committee members, or the Chair of the Committee on behalf of all of the Committee members, should communicate with management and the independent auditors on a quarterly basis in connection with their review of the Company's financial statements.

IV.   Responsibilities and Duties - Independent Auditors

     The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. These processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate and may establish policies and procedures from time to time that it deems necessary or advisable in fulfilling its responsibilities.

     1. Review the Company's quarterly and annual financial statements, including any report or opinion by the independent auditors.

     2. In connection with the Committee's review of the annual financial statement:

          (a)  Discuss  with  the   independent   auditors  and  management  the
               financial statements and the results of the independent auditors' audit of the financial statements.

          (b) Discuss any items required to be communicated by the independent auditors in accordance with SAS 61, as amended. These discussions should include the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles, the reasonableness of significant judgments, the clarity of the disclosures in the Company's financial statements and any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     3. In connection with the Committee's review of the quarterly financial statements:

          (a) Discuss with the independent auditors and management the results of the independent auditors' SAS 71 review of the quarterly financial statements.

          (b) Discuss significant issues, events and transactions and any significant changes regarding accounting principles, practices, judgments or estimates with management and the independent auditors, including any significant disagreements among management and the independent auditors.

     4. Discuss any comments or recommendations of the independent auditors outlined in their annual management letter. Approve a schedule for implementing any recommended changes and monitor compliance with the schedule.

     5. Discuss with the independent auditors and management the periodic reviews of the adequacy of the Company's accounting and financial reporting processes and systems of internal control, including the adequacy of the systems of reporting to the audit committee by each group.

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     6.   Periodically consult with the independent auditors out of the presence of management about internal controls, the fullness and accuracy of the Company's financial statements and any other matters that the Company or these groups believe should be discussed privately with the Committee.

     7. Review the independence and performance of the independent auditors. Recommend to the Board of Directors the appointment or discharge of the independent auditors.

     8. Communicate with the Company's independent auditors about the Company's expectations regarding its relationship with the auditors, including the following: (i) the independent auditors' ultimate accountability to the Board and the Committee, as representatives of the Company's shareholders; and (ii) the ultimate authority and responsibility of the Board and the Committee to select, evaluate and, where appropriate, replace the independent auditors.

     9. Review and approve processes and procedures to ensure the continuing independence of the Company's independent auditors. These processes shall include obtaining and reviewing, on an annual basis, a letter from the independent auditors describing all relationships between the independent auditors and the Company required to be disclosed by Independence Standards Board Standard No. 1, reviewing the nature and scope of such relationships and discontinuing any relationships that the Committee believes could compromise the independence of the auditors.

     10.  Review the independent auditor's audit plan.

     11. Approve the fees and other significant compensation to be paid to the independent auditors.

V.   Responsibilities and Duties - Internal Audit

     1. The audit committee meets with the Controller and senior management to review the audit plan and help ensure the effectiveness of overall controls.

     2 The audit committee receives briefing on internal audit activities, including significant conditions and weaknesses.

     3. Periodically consult with the Controller out of the presence of management about internal controls.

VI.   Other Matters

     1. Periodically review the status of any legal matters that could have a significant impact on the Company's financial statements.

     2 Annually prepare a report to the Company's stockholders for inclusion in the Company's annual proxy statement as required by the rules and regulations of the Securities and Exchange Commission, as they may be amended from time to time.

     3.   Maintain minutes of meetings and  periodically  report to the Board of
          Directors  on   significant   matters   related  to  the   Committee's
          responsibilities.

     4. Review and reassess the adequacy of the Committee's charter at least annually, Submit the charter to the Company's Board of Directors for review and include a copy of the charter as an appendix to the Company's proxy statement as required by the rules and regulations of the Securities and Exchange Commission, as they may be amended from time to time (currently, once every three years).


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     5    Perform any other  activities by applicable law, rules or regulations, including the rules of the Securities and Exchange Commission and any stock exchange or market on which the Company's Common Stock is listed, and perform other activities that are consistent with this charter, the Company's Bylaws and governing laws, as the Committee or the Board deems necessary or appropriate.

VII.  Minutes

     The Committee will maintain written minutes of its meetings, which will be filed within the Company's minute books along with the minutes of the meetings of the Board. The Committee also will issue reports as required to comply with the SEC proxy rules and other applicable laws and regulations.


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